UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2024

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (216) 896-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On October 23, 2024, at the 2024 Annual Meeting of Shareholders (the "2024 Annual Meeting") of the Company, the Company's shareholders considered three proposals, each of which is described more fully in the Company’s definitive proxy statement for the 2024 Annual Meeting. Set forth below are the final voting results on each matter submitted to a vote of the Company’s shareholders at the 2024 Annual Meeting.

Proposal 1. The Shareholders elected the following Directors for a term expiring at the Annual Meeting of Shareholders in 2025, as follows:

Nominees	For	Against	Abstentions	Broker Non-Votes
Denise Russell Fleming	102,233,154	774,368	306,524	9,458,705
Lance M. Fritz	101,585,323	1,540,344	188,379	9,458,705
Linda A. Harty	98,234,012	4,772,870	307,164	9,458,705
Kevin A. Lobo	99,272,596	3,930,345	111,105	9,458,705
Jennifer A. Parmentier	94,802,381	7,903,151	608,514	9,458,705
E. Jean Savage	102,761,194	280,931	271,921	9,458,705
Joseph Scaminace	96,575,408	6,524,412	214,226	9,458,705
Laura K. Thompson	101,140,429	1,843,702	329,915	9,458,705
James R. Verrier	102,464,712	707,415	141,919	9,458,705
James L. Wainscott	97,080,299	6,104,935	128,812	9,458,705

Proposal 2. The Shareholders approved, on a non-binding, advisory basis, the compensation of the Named Executive Officers of the Company, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,188,638	11,567,233	558,175	9,458,705

Proposal 3. The Shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2025, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
109,962,065	2,594,546	216,140	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION
Date:	October 29, 2024	By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary